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                                                                  Exhibit 10.26c

                                                                  EXECUTION COPY

                        WAIVER AND AMENDMENT NO. 1 TO THE
                 AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT

                                                   Dated as of December 26, 2002

          WAIVER AND AMENDMENT NO. 1 TO THE AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT (this "Amendment") among POLYONE CORPORATION, an Ohio corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and CITICORP USA, INC., as administrative agent (the "Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of October 30, 2000, amended and restated as of March 28, 2002 (such Credit Agreement, as so modified, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Company and the Lenders have agreed to amend the Credit Agreement and the other Loan Documents (as hereinafter defined) as hereinafter set forth.

          SECTION 1. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Lenders hereby waive compliance with Sections 5.03(a) and (b) of the Credit Agreement for the fiscal quarter ended December 31, 2002.

          SECTION 2. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended for the period from the date hereof through June 30, 2003 (the "Amendment Termination Date") as follows:

     (a) The definition of "Applicable Margin" in Section 1.01 is amended by deleting the figures "2.250%" and "3.100%" set opposite Performance Level VIII in the grid and substituting therefor the figures "2.650%" and "3.500%", respectively.

     (b) The definition of "Applicable Percentage" in Section 1.01 is amended by deleting the figure "0.400%" set opposite Performance Level VIII in the grid and substituting therefor the figure "0.500%".

     (c) The definition of "EBITDA" in Section 1.01 is amended (i) by deleting the word "and" immediately before clause (f) and substituting a comma therefor and (ii) by inserting immediately before the phrase "in each case determined in accordance with GAAP for such period" the phrase "and (g) extraordinary or unusual losses deducted in calculating net income resulting from business reorganizations in 2003 to the extent that the cash payments for losses described in this clause (g) do not exceed $15,000,000 for the fiscal quarter ending March 31, 2003 and do not exceed $25,000,000 for the period from January 1, 2003 through June 30, 2003".





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     (d) Section 4.01 is amended by adding to the end thereof a new subsection
(p) to read as follows:

          (p) The Company is, individually and together with its Subsidiaries, Solvent. "Solvent" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     (e) Section 5.01(i)(xi) is amended by (i) deleting the reference "Section 5.03(c)" and substituting therefor the reference "Section 5.03" and (ii) deleting the punctuation "." at the end thereof and substituting therefor the punctuation ";" and adding a new clause (xii) to read as follows:

          (xii) as soon as available and in any event within 30 days after the end of each calendar month other than December, and within 45 days after the end of each December, the Consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and Consolidated statements of income and cash flows of the Company and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such month.

     (f) Section 5.02(b) is amended by deleting the phrase "except that any Subsidiary of the Company may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of the Company" and substituting therefor the phrase "except that any Subsidiary Guarantor may merge or consolidate with or into, or dispose of assets to, any other Subsidiary Guarantor and any Subsidiary (other than a Subsidiary Guarantor) may merge or consolidate with or into, or dispose of assets to, any other Subsidiary of the Company".

     (g) Section 5.02(f) is amended (i) by adding to the end of clause (i) a proviso to read "provided, that additional investment in wholly owned Subsidiaries organized outside of the United States shall be made only by other Subsidiaries organized outside of the United States for the period from January 1, 2003 through June 30, 2003" and (ii) clause (iv) is amended by deleting the phrase "acquisitions of Techmer, PM, LLC and SoFteR S.p.a. for an aggregate amount not to exceed $37,000,000" and substituting therefor the phrase "the contribution of up to $10,000,000 to a joint venture to consist of the polyurethane system businesses of the Company and Bayer Corporation".

     (h) Section 5.02(g) is amended (i) by deleting the phrase "At any time after December 31, 2001 that the Borrowed Debt/EBITDA Ratio is greater than or equal to 4.00:1 and until the Borrowed Debt/EBITDA Ratio is less than or equal to 3.50:1 for two consecutive fiscal quarters," and (ii) by deleting clauses
(i)(B) and (C) and substituting therefor the phrase "intentionally omitted".

     (i) Section 5.02(i) is amended in full to read as follows:

          (i) Capital Expenditures. Make or permit any of its Subsidiaries to make, Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the




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     Company and its Subsidiaries in any fiscal quarter to exceed $15,000,000 plus Investments permitted pursuant to Section 5.02(f)(iv), provided that the aggregate amount of Capital Expenditures made during the period from January 1, 2003 through June 30, 2003 shall not exceed $25,000,000.

     (j) The following new sections are added to the end of Section 5.02:

          (k) Prepayments, Etc., of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, except (i) the prepayment of the Advances in accordance with the terms of this Agreement, (ii) the prepayment of loans under working capital revolving lines of credit, (iii) the prepayment of the Company's 9 3/8% Senior Notes due 2003 with the proceeds of Debt other than the Advances and
     (iv) regularly scheduled or required repayments or redemptions of Debt, or amend, modify or change in any manner any term or condition of any Debt other than the Advances, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Company.

          (l) Partnerships, Etc. Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership or joint venture or as permitted pursuant to
     Section 5.02(f)(iv).

     (k) Section 5.03(a) is amended in full to read as follows:

          (a) Interest Coverage Ratio. Maintain an Interest Coverage Ratio during each fiscal quarter set forth below of not less than the ratio set opposite such fiscal period:


                ----------------------------------------------------
                             Period                  Ratio
                ----------------------------------------------------
                January 1, 2003 through
                June 30, 2003                       1.90:1
                ----------------------------------------------------
                July 1, 2003 and thereafter         4.00:1
                ----------------------------------------------------


     (l) Section 5.03(b) is amended in full to read as follows:

          (b) Borrowed Debt/EBITDA Ratio. Maintain a Borrowed Debt/EBITDA Ratio during each fiscal quarter set forth below of not more than the ratio set opposite such fiscal period:

                ----------------------------------------------------
                             Period                  Ratio
                ----------------------------------------------------
                From January 1, 2003
                through June 30, 2003               6.00 to 1
                ----------------------------------------------------
                From July 1, 2003 through
                September 30, 2003                  4.00 to 1
                ----------------------------------------------------
                From October 1, 2003 and
                thereafter                          3.50 to 1
                ----------------------------------------------------


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     (m) Exhibit B-1 is amended by deleting the period at the end of clause (B), substituting therefor the word "; and" and adding immediately above the signature block a new clause (C) to read as follows:

               (C) the proceeds of the Proposed Revolving Credit Borrowing will be used to fund known or anticipated cash requirements of the Company and its Subsidiaries in the ordinary course of their respective businesses.

     (n) Exhibit B-2 is amended by deleting the period at the end of clause (d), substituting therefor the word "; and" and adding immediately above the signature block a new clause (e) to read as follows:

               (e) the proceeds of the Proposed Competitive Bid Borrowing will be used to fund known or anticipated cash requirements of the Company and its Subsidiaries in the ordinary course of their respective businesses.

          SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, on or before December 26, 2002 the Agent shall have received (a) an amendment fee, for the account of the Lenders approving this Amendment in an amount equal to 0.35% of their respective Commitments, (b) counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, (c) a notice from the Company pursuant to Section 2.05 of the Credit Agreement, to reduce ratably the Commitments of the Lenders to an aggregate amount of not more than $125,000,000 and (d) in sufficient copies for each Lender, in form and substance satisfactory to the Agent:

          (i) Certified copies of the resolutions of the Board of Directors of the Company evidencing approval of this Amendment.

          (ii) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment.

          (iii) A favorable opinion of senior legal counsel for the Company in substantially the form of Exhibit F-1 to the Credit Agreement, with such changes as are appropriate to address the Credit Agreement as amended hereby.

          This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

          SECTION 4. Representations and Warranties of the Company. The Company represents and warrants as follows:

          (a) The representations and warranties contained in the Credit Agreement, as amended hereby, are true and correct in all material respects at and as of the date of this Amendment.

          (b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

          (c) The execution, delivery and performance by the Company of this Amendment, the Credit Agreement and the Notes, as amended hereby, and the consummation of the transactions contemplated hereby are within the Company's corporate powers, have been duly authorized by all


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necessary corporate action and do not contravene (i) the Company's charter or by-laws or (ii) law or any contractual restriction binding on or affecting the Company.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

          (e) This Amendment has been duly executed and delivered by the Company and is the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

          (f) To the best of the Company's knowledge, there is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement and the Notes to be delivered by the Company, as amended hereby, and there has been no adverse change in the status, or financial effect on the Company or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(b) to the Credit Agreement.

          (g) After giving effect to this Amendment, no Default has occurred and is continuing.

          SECTION 5. Reference to and Effect on the Credit Agreement.

          (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference to the Credit Agreement in each other Loan Document, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

          (d) On the Amendment Termination Date, without any further action by the Agent and the Lenders, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived or otherwise remedied hereunder (other than in respect of the waiver contained in Section 1 of this Amendment) and not cured prior to the Amendment Termination Date shall have the same force and effect as if this Amendment had not been entered into by the parties hereto, and the Agent and the Lenders shall have all of the rights and remedies afforded to them under the Loan documents with respect to such Defaults as though no waiver or amendment had been granted by them hereunder.

          SECTION 6. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, title insurance premiums and search fees and the reasonable fees


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and expenses of counsel for the Agent) in accordance with the terms of Section
9.04 of the Credit Agreement.

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                         [Signatures on following page]



















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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       POLYONE CORPORATION

                                       By
                                           -------------------------------------
                                           Title:

                                       CITICORP USA, INC.,
                                       as Agent and as Lender

                                       By
                                           -------------------------------------
                                           Title:

                                       BANK ONE, NA
                                       (as successor by merger with Bank One,
                                       Michigan)

                                       By
                                           -------------------------------------
                                           Title:

                                       DEUTSCHE BANK AG NEW YORK BRANCH

                                       By
                                           -------------------------------------
                                           Title:

                                       By
                                           -------------------------------------
                                           Title:

                                       KEYBANK NATIONAL ASSOCIATION

                                       By
                                           -------------------------------------
                                           Title:

                                       ABN AMRO BANK, N.V.

                                       By
                                           -------------------------------------
                                           Title:

                                       By
                                           -------------------------------------
                                           Title:



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                                       BANK OF AMERICA, N.A.

                                       By
                                           -------------------------------------
                                           Title:

                                       COMERICA BANK

                                       By
                                           -------------------------------------
                                           Title:

                                       MELLON BANK, N.A.

                                       By
                                           -------------------------------------
                                           Title:

                                       JPMORGAN CHASE BANK

                                       By
                                           -------------------------------------
                                           Title:

                                       NATIONAL CITY BANK

                                       By
                                           -------------------------------------
                                           Title:

                                       SCOTIABANC, INC.

                                       By
                                           -------------------------------------
                                           Title:

                                       THE BANK OF NEW YORK

                                       By
                                           -------------------------------------
                                           Title:




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                                     CONSENT

                                                   Dated as of December 26, 2002

     Each of the undersigned, as a Subsidiary Guarantor under the Subsidiary Guaranty dated as of January 25, 2002 (such Guaranty as amended and supplemented or otherwise modified through the date hereof) in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (i) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be reference to the Credit Agreement as amended by such Amendment and
(ii) the Collateral described in each Loan Document to which such Guarantor is a party do, and shall continue to, secure the payment of all the Secured Obligations (in each case as defined therein).

                                       POLYONE DISTRIBUTION COMPANY

                                       By
                                           -------------------------------------
                                           Title:


                                       POLYONE ENGINEERED FILMS, INC.

                                       By
                                           -------------------------------------
                                           Title:


                                       POLYONE DIAGNOSTICS, INC.

                                       By
                                           -------------------------------------
                                           Title:


                                       LINCOLN & SOUTHERN RAILROAD CO.


                                       By
                                           -------------------------------------
                                           Title: